UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 12, 2013
 Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On March 12, 2013, S&W Seed Company (the "Company") issued a press release announcing that it is exercising its option to call for redemption of the Class A warrants sold in the Company's initial public offering in May 2010 (the "Class A Warrants"). Registered holders of the Class A Warrants will have until April 15, 2013 (the "Redemption Date") to exercise each Class A Warrant for one share of the Company's common stock, $0.001 par value (the "Common Stock"), at $7.15 per share.

Any Class A Warrants not exercised by the registered holders thereof by the Redemption Date will automatically expire at 5:00 p.m., Pacific Time, on the Redemption Date, and the Company will remit to the registered holders of such expired Class A Warrants the sum of $0.25 per underlying share of Common Stock (the "Redemption Price"), upon surrender of the warrant certificate representing such expired Class A Warrants. At 5:00 p.m., Pacific Time, on the Redemption Date and thereafter, registered holders of expired Class A Warrants will have no rights or privileges with respect to such Class A Warrants, other than to receive the Redemption Price therefor. However, the Company will extend a three day "protect" period after the Redemption Date so that any Class A Warrants for which notice of exercise is received in the three business days prior to and including the Redemption Date shall be deemed exercised so long as the exercise price is received by the warrant agent no more than three business days after the notice of exercise.

The Company has engaged certain broker-dealers (and may engage other broker-dealers), each on a non-exclusive basis, as its agents for the solicitation of the exercise of the Class A Warrants. To the extent not inconsistent with the guidelines of the Financial Industry Regulatory Authority and the rules and regulations of the Securities and Exchange Commission, the Company will pay each broker-dealer that it engages a warrant solicitation fee of $0.3575 (5% of the exercise price) for each Class A Warrant exercised if the exercise was solicited by the broker-dealer.

Copies of the notice of redemption and press release issued by the Company with respect to the call of the Warrants for redemption are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Notice of Redemption dated March 12, 2013
99.2	Press Release dated March 12, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President of Finance and Chief Financial Officer

Date: March 12, 2013

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EXHIBIT INDEX

Exhibit	Description
99.1	Notice of Redemption dated March 12, 2013
99.2	Press Release dated March 12, 2013

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